UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date or earliest event reported) January 28, 2005


                  AMPCO-PITTSBURGH CORPORATION
     (Exact name of registrant as specified in its charter)


 Pennsylvania              1-898               25-1117717

(State or other      (Commission file number)     (I.R.S. Employer
 jurisdiction                                      Identification
 of incorporation)                                 Number)


        600 Grant Street
         Pittsburgh, PA                         15219

     (Address of principal                   (Zip Code)
      executive offices)


Registrant's telephone number, including area code: (412) 456-4400


 (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 4.02(a) Non-Reliance on Previously Issued Financial
Statements or a Related Audit Report or Completed Interim Review

     As announced in a press release dated January 27, 2005, Ampco-Pittsburgh Corporation (the "Corporation") intends to restate its financial statements for the three years ended
December 31, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

     The Corporation expects to file restated financial statements during the first week of February.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

    99.1 Press Release dated January 27, 2005 regarding restatement of its financial statements for the three years ended December 31, 2003.




                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMPCO-PITTSBURGH CORPORATION



Date:  January 28, 2005       By:  s/Ernest G. Siddons
                                   Ernest G. Siddons
                                   President